UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2016

Cerecor Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                   Appointment of Thomas Aasen as Director

On January 10, 2016, the board of directors (the “Board”) of Cerecor Inc. (the “Company”) appointed Thomas H. Aasen to the Board.  Mr. Aasen will serve as a Class III director and will also serve as a member of the audit committee of the Board.

Mr. Aasen, age 55, served in various roles at Acadia Pharmaceuticals Inc. from 1998 to 2014, most recently as the Executive Vice President, Chief Financial Officer and Chief Business Officer.  Previously, Mr. Aasen held financial management positions at three other life sciences companies, including Axys Pharmaceuticals, formerly Sequana Therapeutics, Genta, Inc., and Gen-Probe, Inc.  Earlier in his career, Mr. Aasen held various positions at KPMG Peat Marwick, including Audit Manager.  Mr. Aasen received his B.S. in Business Administration (Accounting) from San Diego State University. Our Board believes that Mr. Aasen’s extensive financial management experience in biopharmaceutical companies will make him a valuable member of the Board.

There are no arrangements or understandings between Mr. Aasen and any other person pursuant to which he was selected as a director of the Company, and there is no family relationship between Mr. Aasen and any of the Company’s other directors or executive officers.

Item 7.01.                                        Regulation FD Disclosure.

On January 12, 2016, the Company issued a press release announcing Mr. Aasen’s appointment to the Board.  A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 12, 2016 entitled “Cerecor Inc. Appoints Thomas Aasen to Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerecor Inc.

By:	/s/ Mariam Morris
Mariam Morris
Chief Financial Officer

Date:  January 12, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 12, 2016, entitled “Cerecor Inc. Appoints Thomas Aasen to Board of Directors.”